Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

Baillie Gifford Long Term Global Growth Fund

Baillie Gifford U.S. Equity Growth Fund

Supplement dated January 27, 2026 to the Prospectuses and the Statement of Additional Information (“SAI”), each dated April 30, 2025, as supplemented or revised from time to time

1.	Effective on or about February 20, 2026, Michael Pye will no longer be Portfolio Manager for Baillie Gifford Long Term Global Growth Fund and will no longer be a member of the Long Term Global Growth Team. The Prospectuses and the SAI are revised as of that date to remove all references to Michael Pye as Portfolio Manager for Baillie Gifford Long Term Global Growth Fund and as a member of the Long-Term Global Growth Team.

2.	Effective on or about January 31, 2026, Lillian Li will become a Portfolio Manager for Baillie Gifford U.S. Equity Growth Fund. Therefore, effective as of that date, the Prospectus for Class K and Institutional Class and the SAI are revised as follows.

The subsection titled “Management” under “Baillie Gifford U.S. Equity Growth Fund” in the “Fund Summaries” section is restated in its entirety as follows:

Management

Investment Manager

Baillie Gifford Overseas Limited

Portfolio Managers

Name	Title	Year Commenced Service with the Fund
Dave Bujnowski	Portfolio Manager	2020
Kirsty Gibson	Portfolio Manager	2016
Lillian Li	Portfolio Manager	2026
Gary Robinson	Portfolio Manager	2016
Tom Slater	Portfolio Manager	2016

The subsection titled “Baillie Gifford U.S. Equity Growth Fund” under “Investment Teams” in the “Fund Management” section is revised to add the following information:

Education	Investment Experience
Lillian Li BA (Hons) in Economics (2009) Cambridge University

Ms. Li is a portfolio manager in the US Equity Growth Team. She joined Baillie Gifford in 2022. Before joining the firm, she worked at Eight Roads Ventures (Fidelity's VC arm) and Salesforce Ventures, where she led

MSc in International Development (2011) London School of Economics and Political Science

investments in growth-stage private companies across the US and Europe. Ms. Li also founded Chinese Characteristics, an acclaimed publication analysing US and Chinese innovation ecosystems. She holds an undergraduate degree in Economics from the University of Cambridge and a Masters in International Development from London School of Economics and Political Science.

Ms. Li has been a member of the portfolio management team since January 2026.

The section titled “Other Accounts” under “Investment Decisions by Portfolio Managers” in the “Manager” section of the SAI is revised to add the following information:

Account Type	Total Accounts	Total Assets in Accounts	Where advisory fee is based on account performance: Assets in Accounts
		(US$m)	Accounts	(US$m)
Baillie Gifford U.S. Equity Growth Fund

Lillian Li, as of December 31, 2025*
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—
*Ownership of Securities - As of December 31, 2025, Ms. Li did not beneficially own any shares of Baillie Gifford U.S. Equity Growth Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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